MODULEX®
Modern Method of Construction

PHP Ventures Acquisition Corp.
Corporate Tower Subang Square
CT 10-06, Level 10 Jalan SS15/4G
Subang Jaya 47500
phpventures.com

Modulex Contact
Enquiries.uk@modulexglobal.com
modulexglobal.com

PHP Contact
info@phpventures.com

Investor Relations Contact
Chris Tyson
Executive Vice President
MZ North America
Main: 949-491-8235
PPHP@mzgroup.us

Constructing the World's Largest MegaFactory™ for Steel Modular Buildings in India*





- **Location:** 30 Kms from rail head, 280 kms from the nearest port and situated on National highway network
- **Catchment Area:** Western Region of India and ideally situated for export to the UK, US and EU due to close proximity to ports
- **Timelines**
  - Completion of entire site - Sep. 2023
  - Trial production - Dec. 2023

*Based on their knowledge of the market and industry, the Directors believe that this is the largest factory of its kind given the size (40 acres) and output capacity (300,000 m^2 scalable to 1.2 million m^2)

Modulex Modular Buildings Plc, a UK-based, globally focused "ConstrucTech" manufacturer of modular buildings and PHP Ventures Acquisition Corp., a special purpose acquisition company, have agreed to a Business Combination with the combined company trading on the NASDAQ.

About Modulex

Modulex is a cutting-edge UK-based "ConstrucTech" company manufacturing 3D volumetric steel modular buildings and harnessing emerging technologies, such as Artificial Intelligence (AI), Blockchain & Internet of Things (IoT), to meet the housing and infrastructure needs in developed and emerging markets with optimal cost efficiency.
Modulex is an incubation promoted by Red Ribbon Asset Management Plc, a Mainstream Impact Investing company, which intends to take disruptive construction technology to emerging and growth markets where there is an urgent need for infrastructure such as healthcare, offices, and affordable housing.

Compelling Investment Case

- **Overview:** The combined UK based company and its global subsidiaries will operate a "ConstrucTech" business delivering "**Modular Buildings 2.O**" -
  - How Apple changed smartphones, how Tesla changed cars, is how Modulex intends to change buildings
  - Carbon Net Zero certified IoT enabled SMART building
  - Designed using AI with Quality Assurance on blockchain
- **Strategy**: Taking British offsite steel modular building technology global to cater to rising demand in growth markets such as India and other BRICS and N11 nations
  - Global roll out of 20 "MegaFactories" in 15 countries—6 by Year 4 and 20 by Year 12
  - Price Arbitrage: Taking advantage of manufacturing in a low cost economy (India) and exporting to high cost economies (US, UK & EU)
- **The Problem in the Construction Industry Today**
  - **Time & Cost:** Long timelines and cost overruns
  - **Quality:** Low quality and poor finishing
  - **High Climate Footprint:** 6th most polluting industry, excessive consumption of water and energy
- **Modulex Solution – Off-Site Construction Technology Leveraging AI, Blockchain & IoT**
  - **Offsite Manufacturing:** Manufacturing of the superstructure in a semi-automated straight line production line like a car assembly line ensuring 24/7 production
  - **Quality Assurance:** Quality focused, with checks at every stage of the manufacturing process based on international standards to achieve a high level of quality
  - **Low Climate Footprint:** Manufacturing within a controlled environment enables significant reduction and control on wastage, energy and water consumption
- **Modular Buildings – Key Features**

– Shorter Build Time	– Fixed Time Guarantee	– Earthquake Resistant
– 90% Built Offsite	– 30% Cheaper to Maintain	– Up to 24 Floors
– Factory Built	– British Standard Codified	– 30-50% reduction in build time
– Fixed Cost Guarantee	– Fully Mortgageable	– Lower construction costs

- **Modular Buildings 2.0— Harnessing the Power of Emerging Technologies**
  - **Artificial Intelligence (AI):** Fast, optimized design in minutes
  - **Blockchain:** Traceable quality assurance
  - **Internet-of-Things (IoT):** Live data through multiple sensors
  - **Carbon Net Zero:** Certified carbon net zero buildings
    - **Measure:** Calculate the footprint accurately and conservatively
    - **Mitigate:** Reduce the footprint through the use of recycled materials and greentech
    - **Offset:** Offset remaining emissions through 3rd party certified offset programmes

Transaction Structure

- The transaction is expected to close in Q2 2023
- Post-closing, the combined company will be listed on the Nasdaq, will continue as Modulex, and is expected to trade under the symbol "MDLX" on the Nasdaq Capital Market

Valuation

- Modulex Enterprise Value of $600 million, representing a transaction multiple of 1.5x FY2024F Revenue and 6.86x FY2024F EBITDA
- Proceeds from the transaction will enable further investment in 5 factories targeting South Korea, Saudi Arabia, Vietnam, Egypt and Brazil and positions Modulex to roll out a further 14 factories across emerging markets.

Capital Structure

- The transaction will be funded by a combination of $18.4 million cash held in trust and $30 million in financing proceeds
- All-primary transaction; existing Modulex shareholders are rolling their equity and are expected to collectively own ~88% of the pro forma company at closing
- Modulex shareholders have agreed to a lockup on 90% of their shares for 3 years for "insiders" and 2 years for independent shareholders.

Pro-forma Valuation

($000 in millions, except per share values)

Share price	$10.00
Pro-forma shares outstanding (mm)	68.3
Total equity value	**$683.2**
(+) Debt	-
(-) Cash Outlay for Growth Plan	-
Pro-forma enterprise value	**$683.2**

Illustrative Pro-forma Ownership[5]



Modulex Shareholders	89.07%
PHP Shareholders	1.65%
PHP Sponsors	2.62%
PIPE Investors	4.47%
FA Equity	2.19%

Transaction Sources[1,6] (in millions)

SPAC cash in trust[1]	$5.5
PIPE[2]	$30.0
Seller Rollover Equity[3]	$600.0
Total Sources	**$635.5**

Transaction Uses (in millions)

Cash to company balance sheet	$29.9
Seller rollover equity	$600.0
Transaction Expenses[4]	$5.6
Total Uses	**$635.5**

Note: (1) The amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing (ii) investor interest in the acquisition and (iii) the then current markets for equity and debt financing. (2) Assumes PIPE funds of $30,000,000. (3) Assumes pre-transaction valuation of target company at $600,000,000. (4) Deferred IPO fees, and estimates for service providers (such as legal, audit, and financial advisors). (5) Assuming $30M in PIPE, no redemptions and un-diluted share. (6) Assumes public investors redemptions of 70%.

Global Factory Roll-Out Plans[1]

Macro

- 20 factories in 15 countries over 12 years

First Six Factories

- India, South Korea, Vietnam, Egypt, Saudi Arabia and Brazil

Number of Factories

- 6 factories by Year 4
- 20 factories by Year 12

1) These numbers are from the financial model/ forecast prepared by the management team

Cumulative Number of Factories, Year 1-Year 12

Except for the first facility in India, which will export to the UK, the 19 additional factories in 12 years will solely supply the local market.


6
6
6
6
9
12
15
17
19
20
20
20

No. of New Factories opened per year

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
1 New Factory	0 New Factories	5 New Factories	0 New Factories	3 New Factories	3 New Factories	3 New Factories	2 New Factories	2 New Factories	1 New Factories	0 New Factories	0 New Factories

Management Team

Suchit Punnose	Taariq Mauthoor	Ajay Palekar	Richard Ogden
Founder and CEO	Chief Technology Officer	Managing Director India	Senior Advisor to the Board
• Over 25 years of experience as an entrepreneur • Founder of Red Ribbon Asset Management Plc • Investments in real estate, equities and manufacturing	• Over 20 years experience in the built environment sector • Chartered Engineer in Sustainable Design & Engineering	• Operations expert with over 35 years of experience in manufacturing, logistics and supply chain • Managed over 6,500 personnel in last assignment across two countries	• Over 50 years of experience in construction industry • Former Chairman of Buildoffsite • Extensive experience in both public and private sectors within the industry

Outstanding Board to be Appointed